UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 29, 2026

North European Oil Royalty Trust
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8245	22-2084119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 107 East Schodack, NY 12063
(Address of Principal Executive Office, and Zip Code)

(732) 741-4008
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	NRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240-12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
The Company is submitting this Current Report on Form 8-K to report the distribution for the fourth quarter of fiscal 2026 publicly announced on October 29, 2026. The Company intended to submit this report on Novermber 4, 2026, but technical difficulties relating to its EDGAR access codes prevented submission on that date. Those difficulties have been resolved, and the Company is now submitting this report.

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2026, North European Oil Royalty Trust issued a press release via PR Newswire announcing the Trust’s distribution for the fourth quarter of fiscal 2026.  Furnished herewith is a copy of the press release, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.  A press release dated October 30, 2026 and disseminated through PR Newswire announcing the distribution for North European Oil Royalty Trust for the fourth quarter of fiscal 2026.

Item 104.	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST
(Registrant)

By:	Nancy J. Floyd Prue
Nancy J. Floyd Prue
Managing Director

Dated: November 10, 2026